                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Gas Transmission, Northwest Corporation (formerly Pacific Gas Transmission Company) hereby constitutes and appoints LINDA Y.H. CHENG and MICHAEL C. DOTTEN, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1998, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys-in-fact or either of them may do or cause to be done by virtue hereof.

     This document may be signed in counterparts.

     IN WITNESS WHEREOF, we have executed this document this 24th day of March 1999.

                                   ________________________________
                                            Thomas B. King

                                   ________________________________
                                             M. E. Rescoe

                                   ________________________________
                                         Bruce R. Worthington

                               POWER OF ATTORNEY

          THOMAS B. KING, the undersigned, President and Chief Operating Officer of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints LINDA Y.H. CHENG and MICHAEL C. DOTTEN, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Operating Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1998, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys-in-fact or either of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this document this 24th day of March 1999.

                                   ________________________________
                                            Thomas B. King

                               POWER OF ATTORNEY

      STANLEY C. KARCZEWSKI, the undersigned, Vice President, Chief Financial Officer and Controller, of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints LINDA Y.H. CHENG and MICHAEL C. DOTTEN, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Finance, and Controller and Chief Financial Officer (principal financial and accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1998, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or either of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this document this 24th day of March 1999.


                                   ________________________________
                                        Stanley C. Karczewski